Earnings Release
October 20, 1998


FOR MORE INFORMATION               FOR IMMEDIATE RELEASE
Tim Klein (404-249-4135)           October 20, 1998
Al Schweitzer (404-249-2832)


    BellSouth Reports 15.5% Increase in Third Quarter EPS
 Wireless customers worldwide increase more than 2 million;
 Data and digital services revenues leap 36% to $463 million

ATLANTA  -  BellSouth Corporation (NYSE: BLS) reported a
15.5 percent increase in third quarter normalized diluted earnings per share (EPS), as growth continued in data and digital services, additional lines, calling features and wireless operations in the U.S. and worldwide.

EPS in the three months ended September 30, 1998 was 82
cents, compared to 71 cents in the third quarter of 1997
(excluding one-time gains totaling 48 cents.) Record quarterly revenues were $5.9 billion, including certain domestic and international wireless operations that were consolidated in 1998.

"The third quarter proved once again that BellSouth's growth has momentum," said Duane Ackerman, chairman and chief executive officer. "We're giving our customers the fast, reliable services they need in today's Internet and data world. In wireline and wireless, we're giving them advanced features and great packages of services. Our customer focus gives us a solid foundation for continued earnings growth in the future."

BellSouth markets an array of innovative, customized digital and data services to business customers, who increasingly are deploying powerful high-speed connection, networking and Internet solutions. BellSouth's data and digital services revenues increased to $463 million in the third quarter of 1998, a 36 percent increase compared to $340 million in the same three months a year earlier.

BellSouth grew residential access lines at an annual rate of
4.2 percent, including a record third quarter increase of 94,000 additional lines. Customers are using additional lines for Internet access such as BellSouth.net(SM) service, children's phones, fax machines, telecommuting and work-at-home tools. About one out of every seven BellSouth residential lines is an additional line. In total, access line equivalents, which include traditional switched lines as well as data and digital services products, grew 13.4 percent.

Convenience features continued to boost BellSouth's performance. Revenues from services such as Caller ID
Deluxe, Call Return and MemoryCall(r) service voice messaging were $421 million in the third quarter of 1998, up nearly 20 percent from the same three months of 1997. Caller ID
Deluxe features grew 33 percent and now are used by nearly
5.6 million customers. Call Waiting Deluxe in service nearly tripled, to more than 2.1 million.

BellSouth's international operations also made a major contribution. The company's extensive wireless operations in Latin America gained more momentum from Brazil. In less than five months, BellSouth and its partners have added 524,000 customers.

In total, BellSouth's worldwide wireless customer base grew more than 2 million compared to the third quarter of 1997. Based on the company's ownership percentages, overseas customers increased 1.4 million, or 86 percent, including a minor impact from the purchase of larger ownership stakes in several Latin American markets. In its domestic cellular and PCS markets, BellSouth added 656,000 customers, for 16.2 percent annual growth. BellSouth now serves more than 7.7 million wireless customers worldwide.

Net income in the third quarter of 1998 was $814 million, an increase of 15.5 percent compared to the same quarter a year ago, when net income was $705 million before one-time gains.
One-time gains related to the sale of BellSouth's investments in Optus Communications and ITT World
Directories and totaled $480 million after tax.

Reported revenues and expenses in 1998 include certain domestic and international wireless operations that were not consolidated in 1997. If these operations had been consolidated last year, revenue growth in the third quarter of 1998 would have been 9.8 percent, and expenses would have increased 9.5 percent.

BellSouth is a $22 billion communications services company.
It provides telecommunications, wireless communications, cable and digital TV, directory advertising and publishing, and Internet and data services to nearly 33 million customers in 20 countries worldwide.

NOTE: For more information about BellSouth Corporation, visit the BellSouth Web page at: http://www.bellsouth.com.
BellSouth news releases dating back one year are available by fax at no charge by calling 1-800-758-5804, Ext. 095650.


PRELIMINARY
October 20, 1998
                    BELLSOUTH CORPORATION
              CONSOLIDATED STATEMENTS OF INCOME
           (In Millions, Except Per Share Amounts)
                         (Unaudited)

                                 For the Three       For the Nine
                                 Months Ended        Months Ended
                                 September 30,       September 30,
                                1998      1997      1998      1997
    Operating Revenues:
     Network and related
      services:
       Local service          $ 2,380   $ 2,143   $ 6,987   $ 6,315
       Interstate access          944       916     2,849     2,761
       Intrastate access          203       197       609       601
       Toll                       180       189       532       549
     Wireless communications    1,234       929     3,523     2,509
     Directory advertising
      and publishing              505       466     1,286     1,227
     Other services               419       353     1,169       999
    Total Operating Revenues    5,865     5,193    16,955    14,961

    Operating Expenses:
     Cost of services and
      products                  1,845     1,566     5,255     4,524
     Depreciation and
      amortization              1,111     1,002     3,228     2,939
     Selling, general and
      administrative            1,446     1,279     4,121     3,575
    Total Operating Expenses    4,402     3,847    12,604    11,038

    Operating Income            1,463     1,346     4,351     3,923

    Interest Expense              218       195       611       565
    Gain on Sale of
     Operations                    --       787       155       787
    Other Income, net              73        20       219        46

    Income Before Income
     Taxes                      1,318     1,958     4,114     4,191
    Provision for Income
     Taxes                        504       773     1,590     1,659

    Net Income                $   814   $ 1,185   $ 2,524   $ 2,532

    Weighted-Average Common
     Shares Outstanding:
      Basic                       983       992       988       992
      Diluted                     989       995       994       994
    Dividends Declared Per
     Common Share             $   .36   $   .36   $  1.08   $  1.08

    Earnings Per Share:
     Basic                    $   .83   $  1.19   $  2.55   $  2.55
     Diluted                  $   .82   $  1.19   $  2.54   $  2.55


PRELIMINARY
October 20, 1998

                    BELLSOUTH CORPORATION
                      EARNINGS SUMMARY
                         (Unaudited)

                                      For the Three     For the Nine
                                      Months Ended       Months Ended
                                      September 30,     September 30,
                                      1998    1997     1998      1997

Net Income
 Reported Net Income                 $  814  $1,185  $2,524    $2,532

 Gain from Additional Proceeds on
  Sale of ITT World Directories(a)       --      --     (96)       --
 Gain on Sale of Optus
  Communications(b)                      --    (352)     --      (352)
 Gain on Sale of ITT
  World Directories(c)                   --    (128)     --      (128)
 South Carolina Regulatory
  Settlement(d)                          --      --      --        47

 Adjusted Net Income                 $  814  $  705  $2,428    $2,099

Diluted Earnings Per Share
 Reported Earnings Per Share         $  .82  $ 1.19  $ 2.54    $ 2.55

 Gain from Additional Proceeds on
  Sale of ITT World Directories(a)       --      --    (.10)       --
 Gain on Sale of Optus
  Communications(b)                      --    (.35)     --      (.35)
 Gain on Sale of ITT World
  Directories(c)                         --    (.13)     --      (.13)
 South Carolina Regulatory
  Settlement(d)                          --      --      --       .05

 Adjusted Earnings Per Share(e)      $  .82  $  .71  $ 2.44    $ 2.11


 (a) Represents the after-tax gain associated with additional proceeds received in first quarter 1998 on the July 1997 sale of ITT World Directories. The pretax gain related to the proceeds was $155.
 (b) Represents the after-tax gain on the sale of Optus Communications. The pretax gain on the sale was $578.
 (c) Represents the after-tax gain on the sale of ITT World Directories. The pretax gain on the sale was $209.
 (d) Represents the after-tax effect of a regulatory settlement in South Carolina which occurred in second quarter 1997.
 (e) Earnings Per Share for the nine months ended September 30, 1997 does not sum due to rounding.


PRELIMINARY
October 20, 1998

                    BELLSOUTH CORPORATION
                 CONSOLIDATED BALANCE SHEETS
           (In Millions, Except Per Share Amounts)
                                    September 30,  December 31,
                                        1998           1997
                                     (Unaudited)
    ASSETS
    Current Assets:
     Cash and cash equivalents       $   2,389      $  2,570
     Temporary cash investments            211            17
     Accounts receivable, net of
      allowance for uncollectibles
      of $264 and $246                   4,413         4,750
     Material and supplies                 430           393
     Other current assets                  775           387
       Total Current Assets              8,218         8,117
    Investments and Advances             2,531         2,675
    Property, Plant and Equipment:
     Property, plant and equipment      57,061        53,828
     Accumulated depreciation           33,426        30,967
     Property, plant and
       equipment, net                   23,635        22,861
    Deferred Charges and Other
     Assets                              1,013           702
    Intangible Assets, net               2,960         1,946
    Total Assets                      $ 38,357      $ 36,301

    LIABILITIES AND SHAREHOLDERS' EQUITY
    Current Liabilities:
     Debt maturing within one year   $   3,371      $  3,706
     Accounts payable                    1,733         1,825
     Other current liabilities           3,985         3,252
       Total Current Liabilities         9,089         8,783
    Long-Term Debt                       8,532         7,348
    Deferred Credits and Other
     Liabilities:
     Accumulated deferred income
      taxes                              1,855         2,023
     Unamortized investment tax
      credits                              179           213
     Other liabilities and
      deferred credits                   2,803         2,769
       Total Deferred Credits and
        Other Liabilities                4,837         5,005
    Shareholders' Equity:
     Common stock, $1 par value          1,010         1,010
     Paid-in capital                     7,777         7,714
     Retained earnings                   8,848         7,382
     Accumulated other
      comprehensive income                  (2)           36
     Shares held in trust and
      treasury                          (1,396)         (575)
     Guarantee of ESOP debt               (338)         (402)
       Total Shareholders' Equity       15,899        15,165
    Total Liabilities and
     Shareholders' Equity             $ 38,357      $ 36,301


PRELIMINARY
October 20, 1998

               BELLSOUTH FINANCIAL HIGHLIGHTS
                        SELECTED DATA
                         (Unaudited)


                                     Three Months   Three Months
                                         Ended          Ended
                                     September 30,  September 30,
                                         1998           1997


    Earnings per share:
     Basic                              $  .83        $  1.19 (a)
     Diluted                            $  .82        $  1.19 (a)

    Return on average common
     equity (annualized)                  19.6%         32.3% (b)

    Return on average total
     capital(annualized)                  13.9%         21.6% (c)

    Weighted-average common shares
     outstanding (millions)
      Basic                                 983           992
      Diluted                               989           995

    Dividends per share                $    .36       $   .36

    Property additions (millions)      $  1,218       $ 1,250



                                        At September 30,
                                        1998       1997

    Common shares outstanding
     (millions)                           979        992

    Debt ratio                          42.7%      40.7%

    Total employees                    86,628     82,298



 (a) Includes after-tax gains of $352 ($.35 per share) and $128 ($.13 per share) from sale of Optus Communications and ITT World Directories, respectively.
 (b) After adjusting net income for the impact of the gains on sales of Optus Communications and ITT World Directories, Return on average common equity was 19.2%.
 (c) After adjusting net income for the impact of the gains on sales of Optus Communications and ITT World Directories, Return on average total capital was 13.9%.

PRELIMINARY
October 20, 1998

               BELLSOUTH FINANCIAL HIGHLIGHTS
                        SELECTED DATA
                         (Unaudited)


                                      Nine Months    Nine Months
                                         Ended          Ended
                                     September 30,  September 30,
                                         1998            1997


    Earnings per share:
     Basic                              $ 2.55 (a)     $  2.55 (d)
     Diluted                            $ 2.54 (a)     $  2.55 (d)

    Return on average common
     equity (annualized)                 20.9% (b)       24.0% (e)

    Return on average total
     capital(annualized)                 14.4% (c)       16.5% (f)

    Weighted-average common shares
     outstanding (millions)
      Basic                                  988           992
      Diluted                                994           994

    Dividends per share                 $   1.08       $  1.08

    Property additions (millions)       $  3,619       $ 3,265



 (a) Includes an after-tax gain of $96 ($.10 per share) related to additional proceeds from the sale of ITT World Directories.
 (b) After adjusting net income for the gain from additional proceeds on ITT World Directories, Return on average common equity was 20.1%.
 (c) After adjusting net income for the gain from additional proceeds on ITT World Directories, Return on average total capital was 13.9%.
 (d) Includes after-tax gains of $352 ($.35 per share) and $128 ($.13 per share) from sales of Optus Communications and ITT World Directories, respectively, and an after-tax charge of $47 ($.05 per share) related to a regulatory settlement in South Carolina.
 (e) After adjusting net income for the gains on sales of Optus Communications and ITT World Directories and the impact of the South Carolina regulatory settlement, Return on average common equity was 19.9%.
 (f) After adjusting net income for the gains on sales of Optus Communications and ITT World Directories and the impact of the South Carolina regulatory settlement, Return on average total capital was 14.1%.


PRELIMINARY
October 20, 1998

             BELLSOUTH TELECOMMUNICATIONS, INC.
              CONSOLIDATED STATEMENTS OF INCOME
                        (In Millions)
                         (Unaudited)

                                    For the             For the
                              Three Months Ended   Nine Months Ended
                                 September 30,       September 30,
                                1998      1997      1998      1997
 Operating Revenues:
  Local service               $ 2,380   $ 2,143   $ 6,987   $ 6,315
  Interstate access               944       916     2,849     2,761
  Intrastate access               203       197       609       601
  Toll                            180       189       532       549
  Other                           488       428     1,374     1,206
 Total Operating Revenues       4,195     3,873    12,351    11,432

 Operating Expenses:
  Cost of services and
   products                     1,455     1,319     4,172     3,816
  Depreciation and
   amortization                   847       837     2,509     2,482
  Selling, general and
   administrative                 811       731     2,186     2,015
 Total Operating Expenses       3,113     2,887     8,867     8,313

 Operating Income               1,082       986     3,484     3,119

 Interest Expense                 132       133       409       401
 Other Income
  (Expense), net                   (2)        3         2         4

 Income Before Income
  Taxes                           948       856     3,077     2,722
 Provision for Income
  Taxes                           322       320     1,124     1,022

 Net Income                   $   626   $   536   $ 1,953   $ 1,700



PRELIMINARY
October 20, 1998

      BELLSOUTH TELECOMMUNICATIONS FINANCIAL HIGHLIGHTS
                        SELECTED DATA
                         (Unaudited)

                                       Three Months   Three Months
                                           Ended          Ended
                                       September 30,  September 30,
                                            1998          1997

       Property additions (millions)       $  855         $  963

       Access minutes of use
        (millions):
        Interstate                         19,728         18,524

        Intrastate                          6,710          5,964

       IntraLATA toll messages                199            224
        (millions)

                                             At September 30,
                                            1998           1997

       Debt ratio                           47.3%          47.5%

       Telephone employees                 60,087         61,455

       Network access lines in
        service (thousands):
         Switched Access Lines             23,869         22,968
         Access Line Equivalents(a)
           Selected Digital Data
            Services:
             Basic Rate ISDN(b)               175            130
             Primary Rate ISDN                458            225
             DS0                              681            644
             DS1                            4,090          3,206
             DS3                            6,646          4,488
       Total Equivalent Access Lines       35,919         31,661



 (a) Access line equivalent conversion factors are based on
     the estimated capacity of 1 switched access line.  The
     conversion factors used are as follows:
            Basic Rate ISDN (b)     2.5/1
            Primary Rate ISDN        24/1
            DS0                       1/1
            DS1                      24/1
            DS3                     672/1

 (b) Basic Rate ISDN lines are included in BellSouth
     Telecommunication's switched access line count as equaling 1 line. The amounts shown are the estimated incremental equivalent access lines resulting from these lines.


PRELIMINARY
October 20, 1998

      BELLSOUTH TELECOMMUNICATIONS FINANCIAL HIGHLIGHTS
                        SELECTED DATA
                         (Unaudited)



                                        Nine Months    Nine Months
                                           Ended          Ended
                                       September 30,  September 30,
                                            1998          1997

       Property additions (millions)       $2,553         $2,539

       Access minutes of use
        (millions):
        Interstate                         58,530         54,797

        Intrastate                         19,230         17,389

       IntraLATA toll messages                601            686
        (millions)



PRELIMINARY
October 20, 1998

BELLSOUTH CORPORATION
CELLULAR OPERATING INFORMATION (UNAUDITED) (7)


($ IN THOUSANDS, EXCEPT                Third         Third
  PER CUSTOMER                        Quarter       Quarter
  INFORMATION              NOTES        1998         1997      % Change

    DOMESTIC OPERATIONS
    Cellular Revenues,    (1),(4)       $669,356     $658,989      1.6%
     net

    Operating Expenses      (1)          355,648      318,048     11.8%
    Depreciation Expense    (1)          114,812       98,471     16.6%
    Amortization of
     Intangibles            (1)           19,843       18,281      8.5%
     (including
     goodwill)
       Total Operating      (1)          490,303      434,800     12.8%
        Expenses

       Operating Income     (1)          179,053      224,189    -20.1%

    Other Expenses          (1)           77,969       91,090    -14.4%
     (includes interest
     and taxes)

       Net Income           (1)         $101,084     $133,099    -24.1%

    Operating Cash Flow   (1),(6)       $313,708     $340,941     -8.0%
    Cash Operating        (1),(6)         46.87%       51.74%     -9.4%
     Margin

    DOMESTIC CELLULAR DATA
    Population Served:      (11)
       Control Basis        (2)       50,517,000   52,196,000     -3.2%
       Equity Basis         (3)       40,648,000   41,021,000      -.9%

    Customers Served:
       Control Basis      (2),(8)      5,399,000    4,860,000     11.1%
       Equity Basis       (3),(8)      4,542,000    3,967,000     14.5%

    Average Monthly         (5)              $45          $51    -11.8%
     Service Revenue
     per Customer

    Penetration Rate        (3)           11.17%        9.67%     15.5%

    Property, Plant         (1)       $3,920,000   $3,539,000     10.8%
     and Equipment


PRELIMINARY
October 20, 1998

BELLSOUTH CORPORATION
CELLULAR OPERATING INFORMATION (UNAUDITED) (7)


($ IN THOUSANDS, EXCEPT                Third         Third
   PER CUSTOMER                       Quarter       Quarter
   INFORMATION)            NOTES        1998         1997      % Change

    DOMESTIC PCS DATA
    Population Served:     (11)
       Control Basis        (2)       25,096,000   24,032,000      4.4%
       Equity Basis         (3)       20,432,000   19,428,000      5.2%

    Customers Served:
       Control Basis        (2)          249,000      126,000     97.6%
       Equity Basis         (3)          158,000       77,000    105.2%


    SELECTED INTERNATIONAL OPERATING DATA (9),(10)
    Cellular Revenues       (1)         $618,888     $357,328     73.2%
    Population Served:
       Control Basis        (2)       88,100,000   68,900,000     27.9%
       Equity Basis       (3),(12)   108,942,000   88,014,000     23.8%

    Cellular Customers Served:
       Control Basis        (2)        2,430,000    1,497,000     62.3%
       Equity Basis       (3),(12)     3,014,000    1,624,000     85.6%

    Penetration Rate      (3),(10)         3.05%        2.34%     30.3%

    SELECTED LATIN AMERICA INFORMATION (10)
    Cellular Revenues       (1)         $441,913     $206,488    114.0%
    Net Earnings from       (1)         $(3,826)       $5,724        --
     Operations
    Operating Cash Flow   (1),(6)       $139,087      $53,160    161.6%
    Cash Operating        (1),(6)         31.47%       25.74%     22.3%
     Margin

    Population Served:
       Control Basis        (2)       84,400,000   65,300,000     29.2%
       Equity Basis       (3),(12)    82,094,000   61,522,000     33.4%

    Customers Served:
       Control Basis        (2)        2,305,000    1,420,000     62.3%
       Equity Basis       (3),(12)     1,923,000      884,000    117.5%

    Average Monthly
     Service Revenue per    (5)              $69          $80    -13.8%
     Customer
    Penetration Rate      (3),(10)         2.67%        2.06%     29.6%


PRELIMINARY
October 20, 1998

BELLSOUTH CORPORATION
CELLULAR OPERATING INFORMATION (UNAUDITED) (7)


($ IN THOUSANDS, EXCEPT
     PER CUSTOMER                  Year-to-Date  Year-to-Date
     INFORMATION)          NOTES       1998          1997     % Change


    DOMESTIC OPERATIONS
    Cellular Revenues,    (1),(4)     $1,947,491   $1,872,874      4.0%
     net

    Operating Expenses      (1)        1,050,363    1,020,866      2.9%
    Depreciation Expense    (1)          332,061      280,370     18.4%
    Amortization of         (1)           59,449       55,119      7.9%
     Intangibles
      (including
      goodwill)
       Total Operating      (1)        1,441,873    1,356,355      6.3%
        Expenses

       Operating Income     (1)          505,618      516,519     -2.1%

    Other Expenses          (1)          213,077      225,154     -5.4%
     (includes interest
     and taxes)

       Net Income           (1)         $292,541     $291,365       .4%

    Operating Cash Flow   (1),(6)       $897,128     $852,008      5.3%
    Cash Operating        (1),(6)         46.07%       45.49%      1.3%
     Margin

    DOMESTIC CELLULAR DATA
    Average Monthly
     Service Revenue        (5)              $46          $52    -11.5%
     per Customer

    SELECTED INTERNATIONAL OPERATING DATA (9),(10)
    Cellular Revenues       (1)       $1,519,530     $941,434     61.4%

    SELECTED LATIN AMERICA INFORMATION  (10)
    Cellular Revenues       (1)       $1,027,181     $534,011     92.4%
    Net Earnings from       (1)          $18,366      $34,144    -46.2%
     Operations
    Operating Cash Flow   (1),(6)       $322,791     $160,845    100.7%
    Cash Operating        (1),(6)         31.42%       30.12%      4.3%
     Margin

    Average Monthly         (5)              $71          $82    -13.4%
     Service Revenue per
     Customer



PRELIMINARY
October 20, 1998

BellSouth Corporation
Schedule of International Customers and POPS by Country (000's)

                                         Third Quarter 1998
                             ------------------------------------------
                                   Customers               POPS
                             --------------------  --------------------

  Country        Company       Equity   Control    Equity     Control
 --------       ---------    --------- --------   --------    --------
Argentina    CRM                   519       798      8,515     13,100
Chile        BellSouth             164       164      7,400      7,400
             Chile
Ecuador      BellSouth              94       105     10,906     12,200
             Ecuador
Nicaragua    BellSouth              12        13      2,581      2,900
             Nicaragua
Panama       BSC Panama             18         -      1,135          -
Peru         Tele 2000             125       212      4,133      7,000
             Interior                -         -     10,037     17,000
Uruguay      Abiatar                21        46        966      2,100
Venezuela    Telcel                755       967     17,742     22,700
Brazil       Region 1-             194         -      7,374          -
              Sao Paulo
             Region 10              21         -     11,305          -
                                ------    ------    -------     ------
Subtotal Latin America           1,923     2,305     82,094     84,400
                                ------    ------    -------     ------

Denmark      DMT                   308         -      2,465          -
Germany      E-Plus                356         -     18,545          -
Israel       Cellcom               341         -      2,085          -
India        SkyCell                 5         -      1,348          -
New Zealand  BSNZ                   81       125      2,405      3,700
                                ------    ------    -------     ------
Subtotal other                   1,091       125     26,848      3,700
                                ------    ------    -------     ------
Total International              3,014     2,430    108,942     88,100
                                ======    ======    =======     ======





PRELIMINARY
October 20, 1998

BellSouth Corporation
Schedule of International Customers and POPS by Country (000's)

                                         Third Quarter 1997
                             ------------------------------------------
                                   Customers               POPS
                             --------------------  --------------------

  Country        Company       Equity   Control    Equity     Control
 --------       ---------    --------- --------   --------    --------
Argentina    CRM                   301       501      7,863     13,100
Chile        BellSouth             128       128      7,200      7,200
             Chile
Ecuador      BellSouth              25        41      7,157     11,700
             Ecuador
Nicaragua    BellSouth               5         6      2,400      2,700
             Nicaragua
Panama       BSC Panama              5         -      1,093          -
Peru         Tele 2000              49        84      4,109      7,000
             Interior                -         -          -          -
Uruguay      Abiatar                13        36        595      1,700
Venezuela    Telcel                358       624     12,553     21,900
Brazil       Region 1-               -         -      7,374          -
             Sao Paulo
             Region 10               -         -     11,178          -
                                ------    ------     ------     ------
Subtotal Latin America             884     1,420     61,522     65,300
                                ------    ------     ------     ------

Denmark      DMT                   260         -      2,418          -
Germany      E-Plus                164         -     18,388          -
Israel       Cellcom               261         -      1,998          -
India        SkyCell                 5         -      1,348          -
New Zealand  BSNZ                   50        77      2,340      3,600
                                ------    ------     ------     ------
Subtotal other                     740        77     26,492      3,600
                                ------    ------     ------     ------
Total International              1,624     1,497     88,014     68,900
                                ======    ======     ======     ======



PRELIMINARY
October 20, 1998


NOTES
(1) The presentation of selected income statement  and
    balance sheet information is based on BellSouth's ownership percentage for all domestic and international cellular subsidiaries and affiliates, whether or not consolidated for financial statement presentation purposes. Gains/losses from the sale of properties and other unusual items are not included in net income. Financial information for Domestic Cellular Operations does not include PCS.
(2) Includes 100% of population/customers served in markets where BellSouth has operating control and/or BellSouth ownership exceeds 50%; excludes population/customers served for markets where BellSouth does not have operating control and ownership is less than 50%.
(3) Includes population/customers served based on BellSouth's ownership percentage in all markets served.
(4) Included in revenues is equipment revenue net of cost.
(5) Includes local service revenue, which consists  of
    charges for cellular air-time service, long distance, and access billed by a carrier for services in its market. Excluded are roaming charges, toll charges, taxes on service revenues, equipment sales, installation and repair revenues.
(6) Operating cash flow represents operating income before depreciation and amortization.
(7) The income statement and balance sheet information are
    for  the periods ended August 31, 1998 and 1997.   The
    domestic customer numbers presented above are as of September 30, 1998 and 1997 and international customer numbers are as of August 31, 1998 and 1997.
(8) As information, domestic cellular customers served on a control basis for the periods ended August 31, 1998 and 1997 were 5,348,000 and 4,846,000, respectively. On an equity basis, domestic cellular customers served for the same periods were 4,503,000 and 3,924,000, respectively.
(9) BellSouth sold its investment in Optus during the third quarter of 1997. Previously reported data for 1997 has been restated to exclude Optus.
(10)For third quarter 1998, no financial or customer information related to the newly acquired license in Peru Interior is included, and the penetration rate calculation excludes this population amount.
(11)Coverage areas for certain BellSouth Domestic Cellular
    and PCS licenses overlap each other. If these categories were combined for reporting purposes, third quarter 1998 total population served would be reduced by 642,000 (control basis) and 830,000 (equity basis) for the overlap.
(12)Includes 251,000 net customer additions resulting from increased ownership percentages in several existing Latin American markets. Excluding these customer additions, equity basis customers served for International and Latin America increased by 70.1% and 89.1%, respectively, over third quarter 1997. Excluding these ownership changes, equity basis population served increased by 13.5% and 18.7% for International and Latin America, respectively, over third quarter 1997.